Semiannual Report

June 30, 2000

New America Growth Portfolio

Invest With Confidence(registered trademark)
T. Rowe Price

This report is authorized for distri-
bution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc.,
Distributor


Dear Investor

The stock market was extraordinarily volatile in the first half of 2000. In the first quarter, momentum carried the hottest stocks and sectors of late 1999 to stratospheric levels. But the onset of spring brought a correction in these stocks, with the Nasdaq Composite falling 13% in the second quarter and Internet stocks falling even more steeply. More reasonably priced stocks came to the fore during the sell-off. However, technology stocks surged again at the end of the period, recouping some of their losses. Most major indices ended the first half lower, as did your portfolio.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/00                                  6 Months    12 Months
--------------------------------------------------------------------------------

New America
Growth Portfolio                                         -1.64%       -0.12%

S&P 500 Stock Index                                       -0.43         7.24

Lipper Variable Annuity
Underlying Growth
Funds Average                                              3.29        20.83

     The New America Growth Portfolio's 1.64% loss for the period was roughly comparable to the decline of the Standard & Poor's 500 Stock Index but trailed the 3.29% gain of our Lipper peer group average, as shown in the table. Our six-month shortfall against the Lipper category can be attributed to poor performance in the first quarter, as technology stocks soared and the fund remained significantly underweighted in the sector due to our objective as a services sector fund. For the 12 months, the portfolio's underperformance again reflected our underweighting in technology for most of the period.

     Effective May 1, the New America Growth Portfolio revised its investment program, as approved by shareholders on April 19. The new objective is to invest in sectors that we believe offer the most growth potential in the years ahead rather than to focus primarily on service companies. It is encouraging to note that during the second quarter, as we realigned our portfolio, the portfolio began to perform more like a broad-based growth fund and slightly exceeded the return of the Lipper Variable Annuity Underlying Growth Funds Average. While the average growth fund declined in the second quarter, we expect that our new emphasis on a variety of fast-growing sectors will improve absolute and relative performance over the long run. Despite the portfolio's underperformance in the last few years as the services sector lost ground to technology stocks, our long-term record remains strong. Since inception on March 31, 1994, the portfolio has gained 191.70% (18.69% annualized).

     In the last couple of reports we lamented that only a handful of stocks and sectors were responsible for the vast majority of the market's gains. In the first half of 2000, the market began to broaden in many respects. First, mid-cap stocks outperformed large-cap stocks as the S&P MidCap Index rose nearly 9% and was the best-performing major index. Second, a much broader group of sectors led the market in the second quarter as the Nasdaq declined. Whereas technology stocks led almost to the exclusion of all else over the last several years, in the second quarter there was strength in health care, business services, and even financial services. This was reflected in your fund's better relative performance in the first half compared with our performance over the past year. A continuation of this broadening should be beneficial to the New America Growth Portfolio, as we continue to invest in both large- and mid-cap stocks and in a broader set of industries than most other growth funds, which focus primarily on technology.

     Even with all the volatility of the first half, growth stocks still outperformed value stocks in the period. The Russell 1000 Growth Index rose 4.23% while the Russell 1000 Value Index fell 4.23%.


MARKET ENVIRONMENT

     Early in the first half, it seemed as though the market's pattern of the past few years would continue indefinitely - companies with high anticipated revenue growth were rewarded with ever-higher valuations without much regard to profitability. Leadership was narrow, with technology stocks significantly outpacing the broader market. The tech-heavy Nasdaq Composite rose more than 12% in the first quarter on top of its phenomenal rise in 1999. But with persistent and increasingly aggressive rate hikes by the Federal Reserve, mounting inflationary pressures, and unsustainably high valuations, the high-flying tech stocks began to wobble before plummeting in April and May.

     Contributing to the market's newfound sobriety was the collapse of several high-profile dot-coms and growing evidence that without continued equity-market financing, many more would soon use up the capital raised during the boom years. Internet stocks lost nearly a quarter of their value in the second quarter. Many small- and mid-capitalization Internet stocks fell 60% to 70% from their recent highs. Once the Internet stocks began to unravel, investors also began to question valuations in other technology sectors. Concern about the impact of weak markets on the earnings of major investment banks hurt that group briefly, but heavy merger-and-acquisition activity boosted the stocks of asset management companies. Late in the period, initial signs of a slowdown in consumer spending helped cause more volatility in the markets, as investors balanced the prospect of an end to Fed rate hikes with the likelihood that earnings of economically sensitive companies - such as retailers - would suffer.

     While growth seems to be moderating due to the Fed's tighter monetary policy, we do not appear to be headed for a recession. The economy continues to expand, unemployment remains low, and consumer confidence is still at relatively high levels. In fact, a mild slowdown might be a welcome relief, as it could ease wage pressures and overall inflation, which are generally very negative for the stock market.


PORTFOLIO REVIEW

     Changes in sector weightings were significant over the last six months because of the portfolio's new investment objective. The largest additions to the portfolio were in technology and health care, while the fund's exposure to consumer services, business services, and financial services declined materially. Two of our important new holdings, JDS Uniphase and SDL, provide components for optical networks. The optical group is one of the fastest-growing in the economy as major communications companies are finding that increases in semiconductor processing speeds are not enough to keep up with the world's insatiable demand for bandwidth. (Bandwidth is a measure of data transmission capacity.) Optical communications devices use light, rather than electrical impulses, to move voice and data through a network. As many shareholders may remember from high school physics, nothing is faster than light. Another significant new holding is Ariba, a software company that is helping to change the way businesses communicate and transact with each other. While the business-to-consumer sector received most of the attention during the initial wave of Internet enthusiasm, the size of the business-to-business market is many times larger in terms of the number of transactions as well as the total value of the sales. Ariba has the opportunity to stand in the middle of a lot of transactions and profit both from selling software to the exchange participants and from transaction fees for value-added services. Health care companies added in the period included pharmaceutical companies such as Pfizer, as well as biotechnology companies such as MedImmune and Genentech.

     Our biggest sale was U.S. Foodservice, a large distributor to the restaurant industry that was acquired at a more than 40% premium by Dutch company Ahold. As a result, U.S. Foodservice was also the second-best contributor to the fund for the six-month period. Most of the other reductions in the portfolio were made to fund the purchase of the names just mentioned, as well as other new holdings.

     Positive contributors to the portfolio came from each of our major sectors. Although a financial services company - asset manager Waddell & Reed Financial - was the largest contributor to the portfolio for the first six months, business services and health care were the top contributing sectors. In business services, in addition to U.S. Foodservice, Paychex and Apollo Group were also strong performers. Paychex is the leading payroll processor for small businesses and one of the longest-held securities in the portfolio. Apollo Group is a leading private education company that focuses on the working adult. In addition to its traditional bricks-and-mortar business, Apollo Group is also one of the largest companies participating in "distance education" through the Internet.

     While existing holdings in business services were stalwarts during the first half, we also added eight new pharmaceutical and biotechnology stocks during the period, each of which aided results. The health care sector's best performer in the first half was the combination of Pfizer and Warner-Lambert, which merged to form the largest, and what we believe will be the world's fastest-growing, pharmaceutical company. The research and development performed by the new Pfizer will exceed $5 billion. The second-best contributor in the health care sector was Abgenix, a biotechnology company that discovers and develops fully human antibodies through its proprietary technology. Antibodies are proteins produced by the immune system to protect the body from infection. Abgenix licenses this technology to pharmaceutical companies who use it to develop new drugs.


     Sector Diversification
     ---------------------------------------------------------------------------

                                      6/30/99       12/31/99         6/30/00
     ---------------------------------------------------------------------------

     Business Services                  30.1%          25.1%           22.2%

     Consumer Services                  27.8           23.8            14.2

     Financial                          14.6           10.0             8.4

     Health Care                         2.8            1.9             6.9

     Media Services                     23.0           26.2            20.7

     Technology                         --              3.5            20.9

     Reserves                            1.7            9.5             6.7
     ---------------------------------------------------------------------------

     Total                               100%           100%            100%


     Media services was the worst-performing sector, primarily due to weakness in both broadcasting and wireless communications. Both groups are among the largest weightings in the fund, and both have been stellar performers over the last few years. Specifically, AT&T Liberty Media, which has appreciated several fold since its inclusion in the fund, was weak during the period. Liberty Media, a tracking stock of AT&T, is a portfolio of companies including those in cable, interactive TV, and the Internet. In addition, AMFM, a large owner of radio stations, was weak in the first half due to concern that a slowdown in dot-com advertising would hurt the growth of the overall advertising market. AMFM will soon merge with Clear Channel to create the largest out-of-home advertising company with nearly 900 radio stations and 450,000 outdoor ad displays. The consumer sector was also weak, because of rising rates and worries about the slowing economy. Home Depot, the world's largest home improvement retailer, was the worst performer during the first half.

     Other positions initiated over the past six months include Nextel Communications, Cisco Systems, and Macromedia. Nextel is a national wireless telephone provider with a unique focus on the high-value business market. Nextel also generates significant positive cash flow, unlike some of the other large wireless players. Cisco, of course, is the leading global supplier of networking solutions for the Internet and enterprise networks. It is the dominant player in almost all of its markets and is making significant inroads selling its equipment in the telecommunications marketplace as telecom networks evolve from voice to data. Finally, Macromedia is a software company that allows Web designers to develop rich media Web sites. As broadband Internet access increases, companies will be looking to fill those pipes with a richer experience than traditional static Web pages offer. Macromedia's Dreamweaver has dominant market share and is becoming the de facto standard for Web developers. Macromedia is not only growing rapidly but also generating strong earnings per share and cash flow.


OUTLOOK

     Although it is certainly more fun to invest in a market where the sky's the limit, we are encouraged by investors' new-found skepticism about Internet and technology stock valuations. We have written in many reports that although fundamentals appear very robust in many areas of technology, in the end stock prices must be supported by future earnings and cash flows. Many stocks are trading well above their intrinsic values. Though we have changed the fund's investment objective, we remain adamant that we will not abandon our valuation discipline. As such, your portfolio is still underweighted in technology compared with all the major growth indexes even though our exposure has grown from 4% six months ago to about 21% at this writing. By contrast, the S&P 500 technology weighting is closer to 30%, and many growth indexes have weightings approaching or exceeding 40%. As we said in our last letter, we will not chase performance, but will look for opportune times to increase our technology weighting. The volatility in the second quarter gave us our first opportunity.

     The economy continues to look healthy, but there are signs that the Fed's attempts to engineer a slowdown are beginning to succeed. Inflation is still in check, but the increase in energy prices is having an impact and, with unemployment still at 4%, there is some cause for concern about rising wages. Both the housing and retail sectors have cooled off in recent months, and more companies are announcing earnings disappointments. We will be watching closely for clues as to whether a soft landing or a crash landing lies ahead for the economy. Currently, the signs are encouraging.

     The outlook for the New America Growth Portfolio remains bright. The fund still owns a strong stable of service companies that generate high levels of recurring revenues. Additionally, we have added some very exciting new companies with strong growth prospects, as we detailed in this report. Over the next several months, the portfolio will continue to take the shape of a more traditional growth fund. Because of our earlier service-sector orientation, we historically lacked exposure to sectors that make up more than 40% of the S&P 500 and more than 50% of major growth indexes. These under-owned sectors were primarily in technology, including software, hardware, semiconductors, and communications equipment, as well as in health care, including pharmaceuticals, biotechnology, and medical products and devices. Although some of these stocks bring more volatility individually, we believe the added diversification through new industry sectors, combined with the additional growth potential, will benefit shareholders in the long term.

     Respectfully submitted,

     Marc L. Baylin
     Chairman of the Investment Advisory Committee

     July 21, 2000


Portfolio Highlights

Twenty-Five Largest Holdings

                                                                   Percent of
                                                                   Net Assets
                                                                      6/30/00
--------------------------------------------------------------------------------

Infinity Broadcasting                                                    3.1%

AMFM                                                                     3.1

AT&T Liberty Media                                                       2.9

Ceridian                                                                 2.3

Morgan Stanley Dean Witter                                               2.2

Waddell & Reed Financial                                                 2.2

Western Wireless                                                         2.2

Catalina Marketing                                                       2.2

Family Dollar Stores                                                     2.0

Comcast                                                                  1.9

Concord EFS                                                              1.8

Freddie Mac                                                              1.8

Affiliated Computer Services                                             1.8

Home Depot                                                               1.8

WorldCom                                                                 1.7

TJX                                                                      1.7

Pfizer                                                                   1.7

First Data                                                               1.7

NOVA Corporation                                                         1.6

Vodafone AirTouch                                                        1.6

Nextel Communications                                                    1.5

Viad                                                                     1.5

Circuit City Stores                                                      1.5

Ariba                                                                    1.4

Schlumberger                                                             1.4
--------------------------------------------------------------------------------

Total                                                                   48.6%

Note: Table excludes reserves.


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share
--------------------------------------------------------------------------------

6 Months Ended 6/30/00

Ten best contributors
--------------------------------------------------------------------------------

Waddell & Reed Financial                          29(cents)

U.S. Foodservice ***                              26

Paychex                                           14

Apollo Group                                      14

ADVO                                              14

SDL *                                             13

3Com **                                           11

SFX Entertainment                                 11

Ariba *                                           10

Safeway                                           10
--------------------------------------------------------------------------------
Total                                            152(cents)



TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Home Depot                                       - 20(cents)

Affiliated Computer Services                      16

AT&T Liberty Media                                14

Liberate Technologies *                           13

E.piphany **                                      11

Internet Capital Group **                         10

AMFM                                              10

Western Wireless                                  10

Charter Communications **                         10

Galileo International                              9
--------------------------------------------------------------------------------

Total                                          - 123(cents)



12 Months Ended 6/30/00

Ten best contributors
--------------------------------------------------------------------------------
VoiceStream Wireless                             101(cents)

Western Wireless                                 41

AT&T Liberty Media                               28

Waddell & Reed Financial                         27

Outdoor Systems ***                              25

Morgan Stanley Dean Witter                       23

Paychex                                          20

AMFM                                             19

U.S. Foodservice ***                             18

ADVO                                             17
--------------------------------------------------------------------------------

Total                                           319(cents)


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Waste Management **                            - 48

Office Depot                                     36

Galileo International                            36

Associates First Capital **                      28

Affiliated Computer Services                     22

Freddie Mac                                      18

Sylvan Learning Systems **                       18

Kroger **                                        17

Premier Parks **                                 16

Republic Services                                15
--------------------------------------------------------------------------------

Total                                         - 254(cents)


  * Position added
 ** Position eliminated
*** Acquired by another company


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

New America Growth Portfolio
--------------------------------------------------------------------------------

As of 6/30/00

                                                             Lipper Variable
                     New America                             Annuity
                     Growth              S&P 500             Underlying Growth
                     Portfolio           Stock Index         Funds Average

3/31/94              10,000              10,000              10,000
6/94                  9,670              10,042               9,733
6/95                 12,504              12,660              12,114
6/96                 17,326              15,952              14,990
6/97                 19,964              21,487              18,928
6/98                 25,990              27,968              24,457
6/99                 29,205              34,333              29,355
6/30/00              29,170              36,820              34,896


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

New America Growth Portfolio

Periods Ended 6/30/00

                                                     Since      Inception
     1 Year        3 Years        5 Years        Inception           Date
--------------------------------------------------------------------------------

     -0.12%         13.47%         18.46%           18.69%        3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price New America Growth Portfolio
(Unaudited)

                               For a share outstanding throughout each period
                            ----------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95

NET ASSET VALUE
Beginning of period     26.18     24.74     21.35  $  17.67  $  15.23  $  10.10

Investment activities
 Net investment incom   (0.03)    (0.07)    (0.08)     --        0.04      0.03
 Net realized and
 unrealized gain
 (loss)                 (0.40)     3.10      3.97      3.73      2.94      5.12

 Total from
 investment
 activities             (0.43)     3.03      3.89      3.73      2.98      5.15

Distributions
 Net investment income   --        --        --        --       (0.04)    (0.02)
 Net realized gain       --       (1.59)    (0.50)    (0.05)    (0.50)     --

 Total distributions     --       (1.59)    (0.50)    (0.05)    (0.54)    (0.02)

NET ASSET VALUE
End of period        $  25.75  $  26.18  $  24.74  $  21.35  $  17.67  $  15.23
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)        (1.64)%    12.75%    18.51%    21.12%    20.09%    51.10%

Ratio of total
expenses to
average net
assets                   0.85%!    0.85%     0.85%     0.85%     0.85%     0.85%

Ratio of net
investment income
(loss) to average
net assets             (0.28)%!  (0.30)%   (0.34)%    0.02%     0.18%     0.23%

Portfolio
turnover rate            97.2%!    42.1%     46.0%     37.3%     27.2%     54.5%

Net assets,
end of period
(in thousands)       $118,805  $125,974  $118,989  $ 96,991  $ 60,241  $ 12,304

(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        !  Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price New America Growth Portfolio
June 30, 2000 (Unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  93.3%

CONSUMER SERVICES  14.2%

Retailing/General Merchandisers  3.9%

Costco Wholesale *                                       33,000        1,090

Family Dollar Stores                                    124,000        2,426

Safeway *                                                24,000        1,083

                                                                       4,599

Retailing/Specialty Merchandisers  6.3%

Circuit City Stores                                      52,000        1,726

CVS                                                      30,000        1,200

Home Depot                                               42,000        2,097

Office Depot *                                           63,000          394

TJX                                                     109,200        2,047

                                                                       7,464

Entertainment and Leisure  0.7%

SFX Entertainment (Class A) *                            19,500          884

                                                                         884

Personal Services  2.2%

Apollo Group (Class A) *                                 48,000        1,342

Avis Group Holdings *                                    65,000        1,219

                                                                       2,561

Restaurants  1.1%

Outback Steakhouse *                        46,000                     1,346

                                                                       1,346

Total Consumer Services                                               16,854


BUSINESS SERVICES  21.7%

Computer Services  12.3%

Affiliated Computer Services (Class A) *                 64,500        2,133

Ceridian *                                              113,000        2,719

Concord EFS *                                            84,000        2,184

First Data                                               40,000        1,985

Galileo International                                    44,000          918

NOVA Corporation *                                       68,300        1,908

Paychex                                                  32,000        1,344

SunGard Data Systems *                                   46,900        1,454

                                                                      14,645

Energy Services  2.5%

Schlumberger                                             22,500        1,679

Smith International *                                    17,000        1,238

                                                                       2,917

Other Business Services  4.0%

Republic Services (Class A) *                            86,000        1,376

TMP Worldwide *                                          14,900        1,099

Viad                                                     65,000        1,771

Viant *                                                  16,000          475

                                                                       4,721

Marketing Services  2.9%

ADVO *                                                   20,000          840

Catalina Marketing *                                     25,500        2,601

                                                                       3,441

Total Business Services                                               25,724


FINANCIAL  8.3%

Investment Services  6.2%

E*TRADE *                                                91,000        1,499

Goldman Sachs Group                                       6,000          569

Morgan Stanley Dean Witter                               32,000        2,664

Waddell & Reed Financial

(Class B)                                                90,000        2,616

                                                                       7,348

Other Financial  2.1%

Fannie Mae                                                8,000          418

Freddie Mac                                              53,000        2,146

                                                                       2,564

Total Financial                                                        9,912


TECHNOLOGY  20.3%

E-Commerce  5.5%

America Online *                                         25,000        1,319

Ariba *                                                  17,500        1,716

Commerce One *                                            3,800          173

Digex *                                                  12,000          816

e-bay *                                                   5,500          298

Priceline.com *                                          11,500          436

Softbank (JPY)                                            1,800          244

Verisign *                                                4,750          838

Yahoo! *                                                  5,000          619

                                                                       6,459

Software & Services  5.8%

BMC Software *                                           30,500        1,112

Intuit *                                                 19,000          785

Liberate Technologies *                                  13,500          396

Macromedia *                                             13,800        1,334

Microsoft *                                               8,250          660

Oracle *                                                 10,000          840

Peregrine Systems *                                      30,000        1,044

VERITAS Software *                                        6,750          763

                                                                       6,934

Computer  1.9%

Dell Computer *                                          17,000          839

Jabil Circuit *                                          14,000          695

Solectron *                                              16,000          670

                                                                       2,204

Communications Equipment  5.2%

Cisco Systems *                                          23,500        1,493

E-Tek Dynamics *                                          1,750          462

JDS Uniphase *                                            9,750        1,168

LM Ericsson (Class B) ADR                                34,000          681

Nokia ADR                                                14,500          724

Nortel Networks                                          11,500          785

SDL *                                                     3,000          856

                                                                       6,169

Semiconductors  1.9%

Altera *                                                  6,500          662

Analog Devices *                                          8,000          608

PMC-Sierra *                                              1,500          266

Texas Instruments                                        11,000          756

                                                                       2,292

Total Technology                                                      24,058



MEDIA SERVICES  20.7%

Broadcasting  8.1%

AMFM *                                                   53,000        3,657

Comcast (Class A Special)*                               55,000        2,229

Infinity Broadcasting

(Class A) *                                             102,000        3,717

                                                                       9,603

Other Media Services  3.7%

American Tower Systems

(Class A) *                                               4,500          188

AT&T Liberty Media Group *                              140,000        3,395

Crown Castle International *                             22,000          802

                                                                       4,385

Telecom Services  8.9%

Nextel Communications *                                  29,500        1,804

NEXTLINK Communications *                                21,000          796

Vodafone AirTouch ADR                                    44,500        1,844

VoiceStream Wireless *                                   13,000        1,512

Western Wireless *                                       48,000        2,614

WorldCom *                                               45,000        2,066

                                                                      10,636

Total Media Services                                                  24,624


HEALTH CARE  6.9%

Health Care Services  1.2%

Omnicare                                                113,000        1,024

Wellpoint Health Networks *                               6,000          435

                                                                       1,459

Pharmaceuticals  5.7%

Abegenix *                                                9,900        1,186

enentech *                                               6,750        1,161

MedImmune *                                              13,500          999

Pfizer                                                   42,250        2,028

Pharmacia                                                26,900        1,390

                                                                       6,764

Total Health Care                                                      8,223

Total Miscellaneous Common Stocks 1.2%                                 1,473

Total Common Stocks (Cost $81,066)                                   110,868


SHORT-TERM INVESTMENTS  6.9%

Money Market Funds  6.9%

Reserve Investment Fund 6.68% #                       8,172,256        8,172

Total Short-Term Investments
(Cost $8,172)                                                          8,172

Total Investments in Securities

100.2% of Net Assets (Cost $89,238)                                  119,040

Other Assets Less Liabilities                                           (235)

NET ASSETS                                                           118,805
                                                                     -------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                                    (161)

Accumulated net realized gain/loss -
net of distributions                                                  12,948

Net unrealized gain (loss)                                            29,802

Paid-in-capital applicable to
4,613,215 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                76,216

NET ASSETS                                                           118,805
                                                                     -------

NET ASSET VALUE PER SHARE                                              25.75
                                                                       -----

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt
JPY  Japanese yen

The accompanying notes are an integral part of these financial statements.


Statement of Operations

Unaudited
T. Rowe Price New America Growth Portfolio
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

Investment Income (Loss)

Income
  Interest                                                               172
  Dividend                                                               163

  Total income                                                           335

Expenses
  Investment management and administrative                               496

Net investment income (loss)                                            (161)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           8,569
  Foreign currency transactions                                          (11)

  Net realized gain (loss)                                             8,558

Change in net unrealized gain or loss on securities                  (10,610)

Net realized and unrealized gain (loss)                               (2,052)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                (2,213)
                                                                      ------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Unaudited

T. Rowe Price New America Growth Portfolio
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                             (161)        (350)
  Net realized gain (loss)                                8,558       10,435
  Change in net unrealized
  gain or loss                                          (10,610)       4,336

  Increase (decrease) in
  net assets from operations                             (2,213)      14,421

Distributions to shareholders
  Net realized gain                                        --         (7,210)

Capital share transactions *
  Shares sold                                            13,959       22,622
  Distributions reinvested                                 --          7,210
  Shares redeemed                                       (18,915)     (30,058)

  Increase (decrease) in net
  assets from capital
  share transactions                                     (4,956)        (226)

Net Assets
  Increase (decrease) during period                      (7,169)       6,985
  Beginning of period                                   125,974      118,989

  End of period                                         118,805      125,974
                                                        --------------------

*Share information
  Shares sold                                               552          893
  Distributions reinvested                                 --            297
  Shares redeemed                                          (751)      (1,187)

  Increase (decrease) in
  shares outstanding                                       (199)           3

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

Unaudited
T. Rowe Price New America Growth Portfolio
June 30, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors
     T. Rowe Price believes will be the fastest growing in the United States. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $54,579,000 and $55,701,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $89,238,000. Net unrealized gain aggregated $29,802,000 at period-end, of which $35,056,000 related to appreciated investments and $5,254,000 to depreciated investments.


T. Rowe Price New America Growth Portfolio

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $108,000 was payable at June 30, 2000. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $172,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price New America Growth Portfolio

Annual Meeting Results

     The T. Rowe Price New America Growth Portfolio held an annual meeting on April 19, 2000, to ratify the Board of Directors' selection of PricewaterhouseCoopers L.L.P. as the fund's independent accountants and to approve a change in the fund's investment objective.

     The results of voting were as follows (by number of shares):

     For PricewaterhouseCoopers L.L.P.
     as independent accountants:

         Affirmative:              4,513,789.789

         Against:                     42,760.260

         Abstain:                    120,270.114

         Total:                    4,676,820.163

     For a change in the fund's investment objective:

         Affirmative:              4,483,960.204

         Against:                     74,753.449

         Abstain:                    118,106.510

         Total:                    4,676,820.163